EXHIBIT 10.2


                                          November 8, 2005

Dr. Michael Sorell
President and CEO
NEUROLOGIX, INC.
One Bridge Plaza
Suite 605
Fort Lee, NJ 07024

                Re:  Termination of Engagement
                ------------------------------

Dear Michael:

         Since Refac has not performed any services under the retainer agreement (the "Agreement"), dated April 21, 2004, between Refac and Neurologix, Inc. ("Neurologix") since July 31, 2005 and Neurologix has made other arrangements for the services that we had provided, let this letter serve to confirm that the Agreement was terminated effective August 1, 2005. We confirm that no monies are due us under or by reason of the Agreement and that we have not performed any services to or on behalf of Neurologix after July 31, 2005.

         Kindly acknowledge your agreement by signing and returning a copy of this letter.

                                                     Sincerely,


                                                     /s/ Robert L. Tuchman
                                                     ---------------------
                                                     Robert L. Tuchman
                                                     Chief Executive Officer

Agreed and Acknowledged:
NEUROLOGIX, INC.


By:  /s/ Michael Sorell
     ---------------------
     Dr. Michael Sorell
     President and CEO

Date: November 8, 2005